UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Emerging Markets
Equity Fund

(formerly Scudder Emerging Markets Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 1-year, 3-year, 5-year and Life of Fund periods shown for Class A and Class C shares and during all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the DWS Emerging Markets Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Emerging Markets Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	36.83%	60.13%	44.46%	23.08%	8.78%
Class B	36.35%	58.89%	43.32%	22.09%	7.90%
Class C	36.33%	58.90%	43.36%	22.13%	7.94%
MSCI Emerging Markets Index+	37.60%	62.31%	45.39%	23.72%	8.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on May 8, 1996. Index returns began on May 31, 1996.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/06	$ 25.78	$ 24.86	$ 24.91
10/31/05	$ 20.26	$ 19.66	$ 19.70
Distribution Information: Six Months: Capital Gain Distributions as of 4/30/06	$ 1.64	$ 1.64	$ 1.64
Class A Lipper Rankings — Emerging Markets Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	105	of	196	54
3-Year	93	of	177	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Equity Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$15,092	$28,412	$26,623	$21,824
	Average annual total return	50.92%	41.63%	21.63%	8.14%
Class B	Growth of $10,000	$15,589	$29,240	$27,022	$21,361
	Average annual total return	55.89%	43.00%	22.00%	7.90%
Class C	Growth of $10,000	$15,890	$29,463	$27,173	$21,428
	Average annual total return	58.90%	43.36%	22.13%	7.94%
MSCI Emerging Markets Index+	Growth of $10,000	$16,231	$30,731	$28,987	$21,453
	Average annual total return	62.31%	45.39%	23.72%	8.00%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns began on May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 1-year, 3-year, 5-year and Life of Fund periods shown for Class AARP shares and during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS Emerging Markets Equity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Emerging Markets Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	37.01%	60.46%	44.79%	23.39%	9.07%
Class AARP	36.97%	60.48%	44.78%	23.38%	9.07%
MSCI Emerging Markets Index+	37.60%	62.31%	45.39%	23.72%	8.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on May 8, 1996. Index returns began on May 31, 1996.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 25.99	$ 25.98
10/31/05	$ 20.40	$ 20.38
Distribution Information: Six Months: Capital Gain Distributions as of 4/30/06	$ 1.64	$ 1.64
Class S Lipper Rankings — Emerging Markets Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	100	of	196	51
3-Year	85	of	177	48
5-Year	75	of	137	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Equity Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$16,046	$30,356	$28,605	$23,774
	Average annual total return	60.46%	44.79%	23.39%	9.07%
Class AARP	Growth of $10,000	$16,048	$30,345	$28,596	$23.790
	Average annual total return	60.48%	44.78%	23.38%	9.07%
MSCI Emerging Markets Index+	Growth of $10,000	$16,231	$30,731	$28,987	$21,453
	Average annual total return	62.31%	45.39%	23.72%	8.00%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns began on May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and Class S shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,368.30	$ 1,363.50	$ 1,363.30	$ 1,369.70	$ 1,370.10
Expenses Paid per $1,000*	$ 11.10	$ 16.23	$ 15.82	$ 10.22	$ 9.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,015.42	$ 1,011.06	$ 1,011.41	$ 1,016.36	$ 1,016.17
Expenses Paid per $1,000*	$ 9.44	$ 13.81	$ 13.47	$ 8.70	$ 8.50

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Emerging Markets Equity Fund	1.89%	2.77%	2.70%	1.74%	1.70%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Manager Oliver Kratz discusses DWS Emerging Markets Equity Fund's strategy and the market environment during the six-month period ended April 30, 2006.

Q: How did emerging-markets stocks perform during the semiannual period?

A: Emerging-markets stocks performed well during the past six months, bringing the streak of outperformance for the asset class to beyond three years. The same factors that have supported returns over this time remained in place during the past six months. Low interest rates in the developed markets, notably Japan, have increased the global money supply and led to a substantial inflow of liquidity into the emerging markets. Additionally, strong fundamental trends have continued to influence market performance: Global growth has remained strong, emerging-markets nations have continued to enact reforms and bolster their balance sheets, and high commodity prices have brought a surge of cash into the developing countries. This, in turn, has helped both companies and corporations to reduce debt, and it has facilitated the ongoing growth of a middle class with spending power.

Taken together, these factors helped propel the fund's benchmark, the MSCI Emerging Markets Index, to a return of 37.60% for the period, well ahead of the 16.01% return of the MSCI World Index.1 The strong returns in recent years have led to a significant improvement in the long-term results for emerging-markets equities and have helped the asset class outperform the developed markets by a meaningful margin over these time periods:

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

	1-year	3-year	5-year
MSCI Emerging Markets Index	62.31%	45.39%	23.72%
MSCI World Index	24.32%	21.12%	5.51%

Q: How did the fund perform relative to its benchmark and peer group?

A: The total return of the fund's Class A shares for the six-month period ended April 30, 2006 was 36.83%. In a reflection of the strong performance generated by both the emerging-markets asset class and the fund itself, average annualized returns for the one- and three-year time periods stood at 60.13% and 44.46%, respectively, as of April 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

The fund's six-month results were slightly below the 37.60% return of the benchmark but marginally ahead of the 36.29% average return of the 207 funds in its Lipper peer group, Emerging Markets Funds.2

2 Lipper's Emerging Markets Funds classification is defined as those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging- market equity securities, where "emerging market" is defined by a country's Gross National Product per capita or other economic measures. Category returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into a Lipper category.

Q: What factors helped and hurt performance during the period?

A: The largest contribution to performance came from the fund's weighting in energy stocks. The sector, on a global basis, was boosted by the rising prices of oil and gas, but emerging-markets energy stocks in particular performed well because the valuations of many companies were re-rated significantly higher by the market. The largest individual contribution came from Petroleo Brasiliero SA ("Petrobras"), the Brazilian energy company which executed well and was helped by the strong performance of Brazil's stock market as a whole. Petrobras also confirmed that it has secured a sizable natural gas reserve in the Santos basin as well as a new deep sea field of light crude oil. OAO Gazprom, which, as the world's largest natural gas producer accounts for about a quarter of Western Europe's gas needs, was bolstered by an increase in net profits. Other contributors in the sector included the Russian oil stocks LUKOIL Holdings and Surgutneftegaz, the Korean refiner SK Corp., and PetroChina Co., Ltd.

The next largest contribution to performance came from our stock selection in the information technology sector. Top performers in this area included Samsung Electronics, Co. Ltd., which picked up ground as investors grew bullish on the company's prospects for the second half of 2006, when an easing of supply levels for dynamic random access memory (DRAM) memory chips is expected to help stabilize prices. Taiwan Semiconductor Manufacturing Co., Ltd. also performed well after reporting record sales in October.

Lewis Group Ltd., of South Africa, rallied as a result of increased quarterly sales, a tame inflation environment and the announcement of a share repurchase program.

In a reflection of the positive overall environment, there were no sectors that detracted from performance — in all cases, the fund's underperforming holdings were the result of stock-specific issues. The largest detractor was SsangYong Motor Co., of South Korea, which posted a net loss in 2005 as a result of a stronger currency and weak domestic sales results. Braskem SA, the Brazilian chemical company, suffered a net loss in the fourth quarter due to the depreciation of Brazil's currency, the real. Since naphtha — the key raw material in the petrochemical industry — is priced in dollars or indexed to the dollar, the rising value of the dollar relative to the real led to higher costs for Braskem. Bank of Kaohsiung, of Taiwan, fell on investor concerns about future profitability, while South Korea's Samsung SDI Co. Ltd. missed earnings forecasts due to falling prices arising from increasing Japanese competition. (As of April 30, 2006, the position in Samsung SDI was sold.)

Q: What is your overall view of the asset class?

A: The past six months was another strong period for emerging-markets equities, with a number of our special-situation holdings contributing positively to portfolio performance. However, the expansion of the global money supply has resulted in liquidity-fueled moves in a number of asset classes. Given these developments, we would not be surprised to see a more discriminatory investment environment emerge over the coming months. This would likely entail the increased risk of a pullback in some of the beneficiaries of the recent liquidity boom, particularly in the stocks whose prices may have risen faster than their underlying fundamentals suggest should be the case. The result for the fund is that rather than try to guess the direction of liquidity-driven stocks, we prefer to focus on companies that historically have not been beneficiaries of these indiscriminate flows and that should prosper relatively well in any market weakness. Further, we are striving to invest in companies with scarce assets, managements with whom we can meet and business models that we can analyze.

Q: How is that investment approach reflected in the portfolio's holdings?

A: A prime example is the Indian hotel operator Hotel Leelaventure, Ltd., which continues to demonstrate strong operational results that are due in part to the structural deficit in high-quality business/tourist hotel rooms. With an emphasis on offering five-star service, the group continues to enjoy one of the highest average room rates in the country.

Credicorp Ltd., in Peru, meanwhile, remains one of the few undervalued dominant local banking franchises in the emerging markets. The bank enjoys a large market share in key corporate segments and is leveraging this dominance to expand into the fast-growing retail business, where personal loans grew substantially in 2005. Credit penetration in Peru remains low, with bank sector assets equal to only 22% of gross domestic product, vs. 40% in Colombia and 60% in Chile — a factor that bodes well for the company's growth potential. We believe Credicorp will continue to deliver profitable growth, thereby allowing the current discount relative to other equally dominant franchises to close.

We believe the banking sector in Taiwan also continues to offer undervalued opportunities. For example, Bank of Kaohsiung is one of the least expensive issues in the emerging-markets universe. We continue to favor this stock despite its underperformance during the reporting period. The fund's position in Morocco's ONA (Omnium Nord Africain) SA is also paying off, as the market has begun to recognize that ONA — with its unique, diversified asset base and profit recovery across all major business segments — offers a compelling way to gain exposure to the country's improving macroeconomic trends.

In technology, we have a high level of conviction in South Korea's Hynix Semiconductor, Inc.. The stock has contributed positively to recent performance as the market's focus has moved from short-term seasonal weakness to the company's long-term growth potential and excessive valuation discount relative to its global peers.

We also continue to favor companies positioned to benefit from the secular expansion of the global cellular market. Despite the increasing scarcity of "growth stories" in the sector following successive years of double-digit subscriber growth, there still remain a number of attractive opportunities in the emerging-market universe. One of our favored positions is PT Telekomunikasi Indonesia, whose growth is underpinned by the rising availability of affordable, sub-$20 handsets. Coupled with decreasing capital spending needs and a recovery in the performance of the company's fixed-line business, we believe there may be a marked rise in cash flow growth over the next three years, with positive implications for future dividend increases. Trading at 10 times 2006 estimated earnings, the stock compares favorably with those of both its global and Asian peers. We are also seeking to exploit the cellular growth theme through significant holdings in Philippine Long Distance Telephone Co. and Turkey's Turkcell Iletisim Hizmetleri AS.

The fund also has significant exposure to the South African retail sector, largely because of the substantial number of attractive companies we have identified through our research process. Two names stand out: Lewis Group, Ltd., one of South Africa's most profitable furniture and household-goods stores, and Truworths International Ltd., one of the country's leading clothing retailers. Both are plays on the continued rising spending power of the South African middle class consumer. Lewis, currently trading at eight times 2006 estimated earnings, offers considerable value given the company's strategy to further expand its store footprint, improve its balance sheet and buy back shares. We believe recent same-store sales growth offers proof of management's ability to successfully deliver its strategic targets. Truworths, meanwhile, has been a consistent outperformer in the South African apparel market. Despite the company's consistently high performance, the stock's premium to its local peer group has eroded over recent years. At the end of the reporting period, the stock traded at 11 times forward earnings, which is too low, in our view. We believe that with a return on equity of 40%, zero debt and a dividend yield in excess of 4%, the company deserves to trade at a premium to its peers.

Finally, we continue to find opportunities in the global outsourcing movement involving the structural shift in the supply chains of numerous industries from the industrialized West toward China and Southeast Asia. This theme has long been in place in many labor-intensive and lower value-added industries, such as clothing, toys and footwear. There now appears to be a second wave of outsourcing affecting industries with higher-value-added inputs, such as auto components, furniture and medical equipment. On a recent research trip to China, we identified what we believe is one such beneficiary: Norstar Founders Group Ltd., a manufacturer of automotive spare parts that sells predominantly into the Western marketplace. With fast-growing core earnings and rising profit margins, Norstar seems poised to benefit from the rising pressures on the US auto part makers. The fact that the stock trades at only six times forward earnings tells us that this latest outsourcing beneficiary is only just being discovered by the market.

Q: Do you have any closing thoughts for investors?

A: After three years of outstanding performance for the asset class, it is reasonable to expect that performance may slow down in the months ahead. However, our long-term outlook remains optimistic. There has been a substantial improvement in both corporate management practices and governments' fiscal situations, providing a more solid fundamental underpinning than has been the case at any point in the past. Opportunities to find fast-growing, reasonably valued companies remain abundant. Looking ahead, we will continue to use our research-driven, bottom-up approach to find what we believe are the best investment ideas in the emerging markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2006

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/06	10/31/05

Pacific Basin	43%	45%
Latin America	26%	19%
Europe	12%	14%
Africa	11%	10%
Other	8%	12%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	4/30/06	10/31/05

Financials	21%	16%
Information Technology	18%	18%
Energy	15%	13%
Telecommunication Services	12%	16%
Consumer Discretionary	12%	12%
Materials	8%	12%
Industrials	7%	7%
Health Care	4%	3%
Consumer Staples	3%	2%
Other	—	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (22.5% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	4.2%
2. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	3.6%
3. Lewis Group Ltd. Retailer of furniture, household and electrical goods	South Africa	2.2%
4. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.2%
5. OAO Gazprom Extracts, transports and sells natural gas	Russia	2.0%
6. America Movil SA de CV "L" Provider of wireless communications services	Mexico	1.9%
7. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	1.8%
8. Asustek Computer, Inc. Manufacturer of computer motherboards	Taiwan	1.6%
9. Hynix Semiconductor, Inc. Manufactures semiconductors, such as dynamic random access memory	Korea	1.5%
10. ABSA Group Ltd. Is a holding company of a banking and financial services group	South Africa	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 90.9%
Austria 1.2%
Erste Bank der Oesterreichischen Sparkassen AG* (Cost $4,976,543)	88,300	5,297,038
Bermuda 0.9%
Credicorp Ltd. (Cost $3,992,755)	145,200	3,934,920
Brazil 11.0%
Arcelor Brasil SA	1	18
Banco Bradesco SA (ADR) (Preferred) (a)	117,600	4,477,032
Companhia Vale do Rio Doce (ADR)	182,900	8,135,392
Diagnosticos da America SA*	144,000	3,656,924
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	175,200	6,494,664
Natura Cosmeticos SA	261,300	3,342,937
Perdigao SA	148,510	1,465,887
Petroleo Brasileiro SA (ADR)	164,000	16,208,120
Unibanco-Uniao de Bancos Brasileiros SA (ADR) (a)	73,300	5,816,355
(Cost $35,577,495)		49,597,329
Chile 0.4%
Inversiones Aguas Metropolitanas SA (ADR) 144A* (Cost $1,526,092)	78,200	1,883,422
China 2.6%
China Petroleum & Chemical Corp. "H"	3,402,000	2,160,996
China Shenhua Energy Co., Ltd. "H"*	1,529,000	2,770,749
Dalian Port (PDA) Co., Ltd.*	482,000	268,873
PetroChina Co., Ltd. "H"	2,768,000	3,052,429
PetroChina Co., Ltd. (ADR) (a)	10,400	1,168,960
Xinao Gas Holdings Ltd.	2,377,500	2,192,502
(Cost $9,357,225)		11,614,509
Hong Kong 1.7%
Advanced Semiconductor Manufacturing Corp. "H"*	4,596,000	1,144,065
China Mobile (Hong Kong) Ltd. (ADR) (a)	128,600	3,711,396
Norstar Founders Group Ltd.	6,233,100	2,853,947
(Cost $5,208,248)		7,709,408
Hungary 1.0%
MOL Magyar Olaj-es Gazipari Rt. (Cost $3,730,553)	37,900	4,510,815
India 3.9%
Bharti Tele-Ventures Ltd.*	401,000	3,760,553
Canara Bank Ltd.	322,300	1,780,159
Hotel Leelaventure Ltd.	197,999	1,816,828
Infosys Technologies Ltd.	44,800	3,137,996
Ranbaxy Laboratories Ltd.	178,600	1,881,465
Reliance Industries Ltd.	119,300	2,683,586
Sintex Industries Ltd.	574,935	2,689,006
(Cost $12,399,479)		17,749,593
Indonesia 2.9%
PT Bank Mandiri	16,840,000	3,680,455
PT Indosat Tbk	868,400	533,792
PT Indosat Tbk (ADR) (a)	71,000	2,158,400
PT Medco Energi Internasional Tbk	6,535,500	3,570,905
PT Telekomunikasi Indonesia "B"	3,706,000	3,185,009
(Cost $9,352,864)		13,128,561
Israel 2.3%
Elbit Systems Ltd.	51,900	1,330,799
Makhteshim-Agan Industries Ltd.	367,600	2,114,869
NICE Systems Ltd. (ADR)*	60,200	3,298,960
Teva Pharmaceutical Industries Ltd. (ADR)	93,800	3,798,900
(Cost $9,154,531)		10,543,528
Korea 14.1%
Hynix Semiconductor, Inc.*	131,300	4,586,869
Hynix Semiconductor, Inc. (GDR) (REG S) 144A*	60,400	2,101,920
Hyundai Mobis	30,300	2,675,986
Hyundai Motor Co.	33,160	2,914,508
Industrial Bank of Korea	119,100	2,399,173
Kookmin Bank (ADR)	59,300	5,280,665
NEPES Corp.*	460	6,291
POSCO	5,910	1,647,933
POSCO (ADR)	17,400	1,226,178
Samsung Electronics Co., Ltd.	28,040	19,145,208
Samsung Engineering Co., Ltd.	53,200	2,275,891
Shinhan Financial Group Co., Ltd.	113,600	5,660,729
SK Corp.	71,000	5,224,131
SODIFF Advanced Materials Co., Ltd.	100,300	1,807,782
Ssangyong Motor Co.*	478,000	3,218,087
STX Pan Ocean Co., Ltd.*	3,370,300	1,630,893
Woongjin Coway Co., Ltd	70,250	2,085,454
(Cost $48,209,008)		63,887,698
Malaysia 1.9%
Resorts World Bhd.	1,218,100	4,502,769
SP Setia Bhd.	2,120,900	2,188,184
Starhill Real Estate Investment Trust (REIT)*	7,087,400	1,876,939
(Cost $7,954,763)		8,567,892
Mexico 5.4%
America Movil SA de CV "L" (ADR) (a)	231,700	8,552,047
Fomento Economico Mexicano SA de CV (ADR)	46,200	4,291,056
Grupo Aeroportuario del Sureste SA de CV (ADR)	61,700	2,392,109
Grupo Financiero Banorte Sa de CV	1,996,100	5,203,297
Grupo Televisa SA (ADR)	182,800	3,875,360
(Cost $17,819,803)		24,313,869
Morocco 0.6%
ONA SA (Cost $2,247,728)	16,200	2,678,923
Peru 1.0%
Compania de Minas Buenaventura SA (ADR) (Cost $3,683,188)	154,900	4,707,411
Philippines 1.8%
Philippine Long Distance Telephone Co. (ADR) (a)	153,100	6,085,725
SM Investments Corp.	501,800	2,229,145
(Cost $6,313,887)		8,314,870
Poland 0.7%
Telekomunikacja Polska SA (Cost $2,989,726)	416,000	3,048,959
Russia 5.8%
LUKOIL (ADR)	43,700	3,959,220
Mobile TeleSystems (ADR)	114,300	3,733,038
Novolipetsk Steel (GDR) 144A*	114,190	2,540,727
OAO Gazprom (ADR) (REG S) (b)	173,672	7,884,709
OAO Gazprom (ADR) (REG S) (b)	24,250	1,100,950
Pyaterochka Holding NV (GDR) 144A*	127,400	2,426,970
Surgutneftegaz (ADR) (a)	53,600	4,663,200
(Cost $18,523,947)		26,308,814
South Africa 10.7%
ABSA Group Ltd.	336,700	6,647,200
Aspen Pharmacare Holdings Ltd.*	312,900	2,211,767
Gold Fields Ltd.	121,100	3,046,584
Lewis Group Ltd.	983,000	9,915,834
MTN Group Ltd.	608,000	6,067,360
Naspers Ltd. "N"	213,000	4,676,258
Network Healthcare Holdings Ltd.*	3,020,200	5,123,666
Sasol Ltd.	78,900	3,320,033
Steinhoff International Holdings Ltd.*	898,800	3,562,312
Truworths International Ltd.	807,500	3,894,802
(Cost $36,875,495)		48,465,816
Taiwan 13.6%
Asustek Computer, Inc.	2,571,000	7,115,254
AU Optronics Corp. (ADR) (a)	244,300	4,013,849
Bank of Kaohsiung Co., Ltd.	5,083,000	2,548,988
Cathay Financial Holding Co., Ltd.	1,534,400	3,438,526
Chungwha Telecom Co., Ltd.	1,387,300	2,665,376
Hon Hai Precision Industry Co., Ltd.	717,073	4,865,740
Powerchip Semiconductor Corp.	6,298,600	4,343,045
Siliconware Precision Industries Co.	1,534,697	2,227,057
Silitech Technology Corp.	578,000	3,586,911
SinoPac Financial Holdings Co., Ltd.	7,546,400	4,186,400
Taishin Financial Holdings Co., Ltd.	3,427,000	2,255,595
Taiwan Semiconductor Manufacturing Co., Ltd.	2,854,027	6,091,620
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	348,858	3,656,032
United Microelectronics Corp.	3,378,128	2,350,481
United Microelectronics Corp. (ADR) (a)	383,161	1,444,517
Yang Ming Marine Transport	2,952,000	1,933,705
Yuanta Core Pacific Securities Co.	6,473,939	4,950,922
(Cost $52,109,996)		61,674,018
Thailand 3.6%
Airports of Thailand PCL (Foreign Registered)	1,926,000	3,002,158
Bangkok Bank PCL (Foreign Registered)	1,297,500	4,114,109
Bangkok Expressway PCL (Foreign Registered)	3,147,400	1,912,089
Krung Thai Bank PCL (Foreign Registered)	8,051,500	2,638,781
Thai Oil PCL (Foreign Registered)	1,969,900	3,542,986
True Corp. PCL (Foreign Registered)*	4,887,000	1,282,626
(Cost $14,587,119)		16,492,749
Turkey 3.2%
Hurriyet Gazetecilik ve Matbaacilik AS	604,009	2,215,080
Turkcell Iletisim Hizmetleri AS (ADR)	272,464	4,645,511
Turkiye Is Bankasi (Isbank) "C"	449,500	3,772,741
Turkiye Vakiflar Bankasi TAO "D"*	591,300	3,733,350
(Cost $12,162,843)		14,366,682
United States 0.6%
Bunge Ltd. (a) (Cost $2,715,075)	51,800	2,763,530
Total Common Stocks (Cost $321,468,363)		411,560,354

Preferred Stocks 0.6%
Brazil
Braskem SA "A" (Cost $3,092,185)	403,700	2,843,503
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce*	62,800	1,465
(Cost $0)
	Shares	Value ($)

Warrants 6.9%
United States
Merrill Lynch International* (Cost $30,754,837)	2,320	31,344,105

Securities Lending Collateral 8.2%
United States
Daily Assets Fund Institutional, 4.82% (c) (d) (Cost $37,059,801)	37,059,801	37,059,801

Cash Equivalents 0.0%
United States
Cash Management QP Trust, 4.78% (e) (Cost $53,092)	53,092	53,092

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $392,428,278)+	106.6	482,862,320
Other Assets and Liabilities, Net	(6.6)	(29,954,820)
Net Assets	100.0	452,907,500

* Non-income producing security.

+ The cost for federal income tax purposes was $392,544,568. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $90,317,752. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $94,635,739 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,317,987.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $35,999,908 which is 7.9% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $355,315,385) — including $35,999,908 of securities loaned	$ 445,749,427
Investment in Daily Assets Fund Institutional (cost $37,059,801)*	37,059,801
Investment in Cash Management QP Trust (cost $53,092)	53,092
Total investments in securities, at value (cost $392,428,278)	482,862,320
Foreign currency, at value (cost $5,408,871)	5,429,554
Receivable for investments sold	13,250,744
Dividends receivable	1,694,308
Interest receivable	112,039
Receivable for Fund shares sold	543,566
Foreign taxes recoverable	103,634
Other assets	49,819
Total assets	504,045,984
Liabilities
Payable for investments purchased	1,394,190
Notes payable	10,850,000
Payable upon return of securities loaned	37,059,801
Payable for Fund shares redeemed	641,402
Due to custodian	2,392
Accrued management fee	343,906
Deferred foreign taxes payable	89,812
Other accrued expenses and payables	756,981
Total liabilities	51,138,484
Net assets, at value	$ 452,907,500
Net Assets
Net assets consist of: Undistributed net investment income	333,707
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $89,812)	90,344,230
Foreign currency related transactions	37,343
Accumulated net realized gain (loss)	45,304,888
Paid-in capital	316,887,332
Net assets, at value	$ 452,907,500

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($100,832,670 ÷ 3,911,609 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 25.78
Maximum offering price per share (100 ÷ 94.25 of $25.78)	$ 27.35

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,143,691 ÷ 287,376 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 24.86

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,748,178 ÷ 551,897 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 24.91
Class AARP Net Asset Value, offering and redemption price(a) per share ($17,856,860 ÷ 686,948 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 25.99
Class S Net Asset Value, offering and redemption price(a) per share ($313,326,101 ÷ 12,061,988 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 25.98

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $310,826)	$ 2,998,175
Interest — Cash Management QP Trust	144,564
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	29,758
Interest	3,911
Total Income	3,176,408
Expenses: Management fee	1,787,312
Distribution service fees	194,533
Services to shareholders	238,177
Custodian and accounting fees	255,717
Auditing	32,561
Legal	45,044
Directors' fees and expenses	2,620
Reports to shareholders	13,640
Registration fees	28,709
Interest expense	10,203
Other	92,294
Total expenses before expense reductions	2,700,810
Expense reductions	(23,445)
Total expenses after expense reductions	2,677,365
Net investment income (loss)	499,043
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $91,559)	45,875,739
Foreign currency related transactions	(65,824)
45,809,915
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $10,330)	47,147,549
Foreign currency related transactions	58,262
47,205,811
Net gain (loss) on investment transactions	93,015,726
Net increase (decrease) in net assets resulting from operations	$ 93,514,769

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ 499,043	$ 1,371,445
Net realized gain (loss) on investment transactions	45,809,915	35,988,326
Net unrealized appreciation (depreciation) during the period on investment transactions	47,205,811	12,512,012
Net increase (decrease) in net assets resulting from operations	93,514,769	49,871,783
Distributions to shareholders: Net investment income: Class A	—	(275,942)
Class AARP	—	(36,894)
Class S	—	(728,883)
Net realized gains: Class A	(6,882,331)	—
Class B	(343,936)	—
Class C	(701,456)	—
Class AARP	(885,264)	—
Class S	(10,375,182)	—
Fund share transactions: Proceeds from shares sold	48,133,337	102,960,655
Net assets acquired in tax-free reorganization	137,847,772	—
Reinvestment of distributions	16,633,123	737,694
Cost of shares redeemed	(56,904,188)	(67,906,063)
Redemption fees	3,719	40,136
Net increase (decrease) in net assets from Fund share transactions	145,713,763	35,832,422
Increase (decrease) in net assets	220,040,363	84,662,486
Net assets at beginning of period	232,867,137	148,204,651
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $333,707 and $165,336, respectively)	$ 452,907,500	$ 232,867,137

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.26	$ 15.61	$ 13.25	$ 8.69	$ 8.28	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.10	.08	.04	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	7.13	4.63	2.29	4.52	.45	(1.95)
Total from investment operations	7.16	4.73	2.37	4.56	.41	(1.98)
Less distributions from: Net investment income	—	(.08)	(.02)	—	—	—
Net realized gains on investment transactions	(1.64)	—	—	—	—	—
Redemption fees	.00***	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 25.78	$ 20.26	$ 15.61	$ 13.25	$ 8.69	$ 8.28
Total Return (%)[d]	36.83**	30.48[e]	18.00[e]	52.47[e]	4.95	(19.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	84	49	16	8.09
Ratio of expenses before expense reductions (%)	1.89*	2.05	2.06	2.19	2.18	2.20*
Ratio of expenses after expense reductions (%)	1.89*	1.98	1.99	2.16	2.18	2.20*
Ratio of net investment income (loss) (%)	.30*	.59	.56	.38	(.57)	(.86)*
Portfolio turnover rate (%)	126*	126	146	182	115	69

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.66	$ 15.20	$ 12.98	$ 8.58	$ 8.25	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.03)	(.02)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	6.90	4.49	2.23	4.44	.45	(1.95)
Total from investment operations	6.84	4.46	2.21	4.40	.33	(2.01)
Less distributions from: Net realized gains on investment transactions	(1.64)	—	—	—	—	—
Redemption fees	.00***	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 24.86	$ 19.66	$ 15.20	$ 12.98	$ 8.58	$ 8.25
Total Return (%)[d]	36.35e**	29.34[e]	17.10[e]	51.28[e]	4.00	(19.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4	2	2.64		.03
Ratio of expenses before expense reductions (%)	2.79*	3.03	2.91	2.97	2.98	3.00*
Ratio of expenses after expense reductions (%)	2.77*	2.76	2.75	2.93	2.98	3.00*
Ratio of net investment income (loss) (%)	(.58)*	(.19)	(.20)	(.39)	(1.37)	(1.66)*
Portfolio turnover rate (%)	126*	126	146	182	115	69

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.70	$ 15.23	$ 13.01	$ 8.60	$ 8.26	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.03)	(.02)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	6.90	4.50	2.23	4.45	.46	(1.94)
Total from investment operations	6.85	4.47	2.21	4.41	.34	(2.00)
Less distributions from: Net realized gains on investment transactions	(1.64)	—	—	—	—	—
Redemption fees	.00***	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 24.91	$ 19.70	$ 15.23	$ 13.01	$ 8.60	$ 8.26
Total Return (%)[d]	36.33**	29.35[e]	17.06[e]	51.28[e]	4.12	(19.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	8	3	2	1.01
Ratio of expenses before expense reductions (%)	2.70*	2.89	2.86	2.95	2.96	2.97*
Ratio of expenses after expense reductions (%)	2.70*	2.75	2.76	2.92	2.96	2.97*
Ratio of net investment income (loss) (%)	(.51)*	(.18)	(.21)	(.38)	(1.35)	(1.63)*
Portfolio turnover rate (%)	126*	126	146	182	115	69

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 20.40	$ 15.73	$ 13.36	$ 8.73	$ 8.30	$ 11.11
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.14	.11	.06	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	7.18	4.66	2.31	4.57	.46	(2.81)
Total from investment operations	7.23	4.80	2.42	4.63	.43	(2.82)
Less distributions from: Net investment income	—	(.13)	(.06)	—	—	—
Net realized gains on investment transactions	(1.64)	—	—	—	—	—
Redemption fees	.00***	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 25.99	$ 20.40	$ 15.73	$ 13.36	$ 8.73	$ 8.30
Total Return (%)	36.97**	30.71[c]	18.24[c]	53.04[c]	5.18	(25.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	10	4	2.45		.15
Ratio of expenses before expense reductions (%)	1.74*	1.97	1.91	1.92	1.91	1.91
Ratio of expenses after expense reductions (%)	1.74*	1.76	1.76	1.90	1.91	1.91
Ratio of net investment income (loss) (%)	.45*	.81	.79	.64	(.30)	(.05)
Portfolio turnover rate (%)	126*	126	146	182	115	69

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 20.38	$ 15.71	$ 13.34	$ 8.73	$ 8.29	$ 11.11
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.14	.11	.07	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	7.19	4.66	2.31	4.54	.47	(2.82)
Total from investment operations	7.24	4.80	2.42	4.61	.44	(2.83)
Less distributions from: Net investment income	—	(.13)	(.06)	—	—	—
Net realized gains on investment transactions	(1.64)	—	—	—	—	—
Redemption fees	.00***	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 25.98	$ 20.38	$ 15.71	$ 13.34	$ 8.73	$ 8.29
Total Return (%)	37.01c**	30.67[c]	18.34[c]	52.81[c]	5.31	(25.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	313	128	89	65	38	42
Ratio of expenses before expense reductions (%)	1.72*	1.89	1.93	1.92	1.91	1.91
Ratio of expenses after expense reductions (%)	1.70*	1.76	1.76	1.90	1.91	1.91
Ratio of net investment income (loss) (%)	.49*	.81	.79	.64	(.30)	(.05)
Portfolio turnover rate (%)	126*	126	146	182	115	69

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Emerging Markets Equity Fund (formerly Scudder Emerging Markets Fund) (the "Fund"), is a diversified series of DWS International Fund, Inc. (formerly Scudder International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $182,670,299 and $198,107,193, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is as follows:

From November 1, 2005 to April 16, 2006 the management fee was computed and accrued daily and payable monthly at the following rates:

First $500 million of the Fund's average daily net assets	1.250%
Over $500 million of such net assets	1.200%

Effective April 17, 2006 the new management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	1.100%
Next $500 million of such net assets	1.075%
Over $750 million of such net assets	1.050%

Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.23% of the Fund's average daily net assets.

For the period November 1, 2005 through May 31, 2006, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees, and organizational and offering expenses).

In addition, effective April 17, 2006 through March 13, 2009, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class S Shares at 1.55% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees, and organizational and offering expenses). Prior to April 16, 2006, the operating expenses of Class S shares were maintained at 1.75%.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 50,790	$ —	$ 8,177
Class B	5,808	330	1,050
Class C	7,148	—	124
Class AARP	12,595	—	2,087
Class S	117,336	18,603	21,171
	$ 193,677	$ 18,933	$ 32,609

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $88,875, of which $10,678 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 20,112	$ 4,024
Class C	39,816	7,723
	$ 59,928	$ 11,747

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 114,864	$ 15,818.24%
Class B	6,622	1,329.25%
Class C	13,119	2,594.25%
	$ 134,605	$ 19,741

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006, aggregated $22,505.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and Class C shares aggregated $3,719 and $1,767, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2006, SDI received $100.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,160, of which $7,320 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

In addition, for the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $4,512, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices are more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. At April 30, 2006, the Fund had an outstanding loan of $10,850,000. Interest expense incurred on borrowings amounted to $10,203 during the six months ended April 30, 2006. The average dollar amount of the borrowing was $5,750,000 and the weighted average interest rate on theses borrowing was 5.18%.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	835,861	$ 19,397,365	3,270,075	$ 58,883,243
Class B	119,325	2,703,590	146,218	2,655,908
Class C	179,938	4,020,567	281,793	5,138,679
Class AARP	249,042	5,818,609	288,583	5,477,648
Class S	696,638	16,193,206	1,667,558	30,805,177
		$ 48,133,337		$ 102,960,655
Shares issued in tax-free reorganization
Class S	5,580,758	$ 137,847,772	—	—
Shares issued to shareholders in reinvestment of dividends
Class A	244,793	$ 5,265,512	4,746	$ 79,980
Class B	14,599	303,661	—	—
Class C	28,349	590,799	—	—
Class AARP	38,027	824,422	1,890	32,026
Class S	445,463	9,648,729	36,979	625,688
		$ 16,633,123		$ 737,694
Shares redeemed
Class A	(1,304,833)	$ (30,800,438)	(2,278,846)	$ (42,096,068)
Class B	(47,909)	(1,072,620)	(97,472)	(1,749,457)
Class C	(42,820)	(949,924)	(109,171)	(1,929,837)
Class AARP	(78,934)	(1,879,495)	(96,335)	(1,760,736)
Class S	(928,026)	(22,201,711)	(1,110,238)	(20,369,965)
		$ (56,904,188)		$ (67,906,063)
Redemption fees		$ 3,719		$ 40,136
Net increase (decrease)
Class A	(224,179)	$ (6,137,060)	995,975	$ 16,874,799
Class B	86,015	1,934,631	48,746	906,514
Class C	165,467	3,661,442	172,622	3,208,848
Class AARP	208,135	4,765,444	194,138	3,755,092
Class S	5,794,833	141,489,306	594,299	11,087,169
		$ 145,713,763		$ 35,832,422

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

I. Acquisition of Assets

On April 13, 2006, the Fund acquired all of the net assets of Scudder New Asia Fund, Inc., pursuant to a plan of reorganization approved by shareholders on March 21, 2006. The acquisition was accomplished by a tax-free exchange of 8,759,833 shares of Scudder New Asia Fund, Inc., for 5,580,758 Class S shares of DWS Emerging Markets Equity Fund outstanding on April 13, 2006. Scudder New Asia Fund's net assets at that date of $137,847,772, including $24,490,845 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $300,654,235. The combined net assets of the Fund immediately following the acquisition were $438,502,007.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Emerging Markets Equity Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Directors. ("Number of Votes" represents all funds that are series of DWS International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	44,300,607.035	1,995,374.833
Dawn-Marie Driscoll	44,290,254.185	2,005,727.683
Keith R. Fox	44,219,333.965	2,076,647.903
Kenneth C. Froewiss	44,192,478.238	2,103,503.630
Martin J. Gruber	44,151,118.992	2,144,862.876
Richard J. Herring	44,126,900.988	2,169,080.880
Graham E. Jones	44,041,331.504	2,254,650.364
Rebecca W. Rimel	44,178,552.059	2,117,429.809
Philip Saunders, Jr.	44,046,121.543	2,249,860.325
William N. Searcy, Jr.	44,116,236.519	2,179,745.349
Jean Gleason Stromberg	44,181,835.442	2,114,146.426
Carl W. Vogt	44,209,521.653	2,086,450.215
Axel Schwarzer	44,171,355.974	2,124,625.894

The meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management Agreement:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,545,742.201	167,043.737	236,578.695	826,096.000

II-B. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,274,990.868	446,296.641	228,077.124	826,096.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,509,874.423	212,660.915	226,829.295	826,096.000

IV-C. Approval of Amended and Restated Articles of Incorporation:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
43,036,276.018	2,136,331.317	1,854,195.596	6,551,572.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	23337R 106	23337R 205	23337R 304
Fund Number	479	679	779
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMMX	SEMGX
Fund Number	2179	2079

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006